UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 21, 2008

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 21, 2008, the Board of Directors of The Home Depot, Inc. approved an amendment to Article I (Section II) of the Company’s By-Laws to provide that, subject to certain notice and information requirements, a special meeting of shareholders may be called upon receipt of written requests from holders of shares representing at least 25% of the outstanding shares of the Company’s common stock.  This amendment will be effective upon an amendment to the Company’s Certificate of Incorporation to be proposed at the 2009 Annual Meeting of Shareholders.

Item 9.01.                           Financial Statements and Exhibits

Exhibit	Description

3.1	By-Laws of The Home Depot, Inc. (As Amended and Restated Effective August 21, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Jack A. VanWoerkom
Name: Jack A. VanWoerkom
Title: Executive Vice President, Secretary and
General Counsel

Date:  August 22, 2008

EXHIBIT INDEX

Exhibit	Description

3.1	By-Laws (As Amended and Restated Effective August 21, 2008)